                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 19, 2000
                                                      ------------------
(September 18, 2000)
--------------------

                           ICG COMMUNICATIONS, INC.
       ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                 Delaware           1-11965           84-1342022
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       (State of Incorporation)   (Commission       (IRS Employer
                                  File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                           ICG HOLDINGS (CANADA) CO.
       ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                Canada            1-11052          Not Applicable
       -----------------------------------------------------------------
       (State of Incorporation) (Commission        (IRS Employer
                                File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                              ICG HOLDINGS, INC.
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

              Colorado                 33-96540          84-1158866
       -----------------------------------------------------------------
       (State of Incorporation)      (Commission       (IRS Employer
                                     File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                               ICG FUNDING, LLC
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                Delaware           333-40495          84-1434980
       -----------------------------------------------------------------
       (State of Incorporation)   (Commission        (IRS Employer
                                  File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

         Registrants' telephone numbers, including area codes (888)424
                                                              ---------
1144 and (303) 414-5000
------------------------

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     Item 5.   Other Events.
     -------   -------------

     On September 18,2000, ICG Communications, Inc., a Delaware corporation (the "Company"), received the resignation of Carl E. Vogel as Chairman of the Board of Directors. Mr. Vogel also resigned as Chief Executive Officer of the Company and as an executive officer of all other subsidiaries of the Company. The Company also received the resignations of Gary S. Howard and Thomas O. Hicks from the Board of Directors. No reasons were given for the resignations.

     William S. Beans, Jr. will continue as President and Chief Operating Officer of the Company. Mr. Beans will be responsible for the day-to-day operations of the Company and will report to an executive committee of the Board of Directors.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


  Dated: September 19, 2000               ICG COMMUNICATIONS, INC.

                                          By: /s/ Harry R. Herbst
                                              ----------------------
                                              Harry R. Herbst
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

                                          ICG HOLDINGS (CANADA) CO.

                                          By: /s/ Harry R. Herbst
                                              ---------------------
                                              Harry R. Herbst
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

                                          ICG HOLDINGS, INC.

                                          By: /s/ Harry R. Herbst
                                              ---------------------
                                              Harry R. Herbst
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

                                          ICG FUNDING, LLC

                                          By: ICG Communications, Inc.
                                              Common Member and Manager

                                          By: /s/ Harry R. Herbst
                                              ---------------------
                                              Harry R. Herbst
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)



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